                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement        / /  Confidential, for Use of the Commission
/ /  Definitive Proxy Statement              Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12


                              SCPIE HOLDINGS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

/X/  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

         -----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

[scpie LOGO]

                                [FLASH FAX LOGO]

 No. 1  An Information Service of the Southern California Physicians Insurance
                           Exchange  October 23, 1996


                                   ATTENTION:

                                 SCPIE INSUREDS


                                 TIME IS SHORT!

IF YOU HAVE NOT YET RETURNED YOUR PROXY BALLOT, PLEASE
TAKE A MINUTE TO DO SO NOW.

1.      MARK YOUR VOTE ON THE ACCOMPANYING BALLOT.

2.      SIGN AND DATE.

3.      FAX BACK TO ANY OF SCPIE'S TOLL-FREE NUMBERS
        BELOW (no cover sheet required).

                        800/750-5858

                        800/870-3131

                        800/870-6622


--------------------------------------------------------------

MEMBER NAME             POLICY NUMBER



FOR  AGAINST  ABSTAIN   The Board of Governors of SCPIE recommends that you vote
[ ]    [ ]      [ ]     YES (FOR the Merger Agreement).

                        Proposal: to approve and adopt the Amended and Restated Plan and Agreement of Merger (the "Merger Agreement"), dated as of August 8, 1996, among Southern California Physicians Insurance Exchange ("SCPIE"), SCPIE
                        Indemnity Company ("SCPIE Indemnity") and SCPIE Holdings Inc., and the transactions contemplated thereby, including the merger of SCPIE into SCPIE Indemnity.

                        The Board of Governors of SCPIE has approved the Merger
                        Agreement.
Please mark
your vote as   [X]      Please vote by placing an X in one of the boxes above,
indicated in            and sign your name at the bottom of the card.  You must
this example.           place an X in one, and only one, of the boxes in order
                        for your vote to be counted.

                        THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION MADE, IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY.


                                               ---------------------------------
                                                          Signature

                                               Dated _____________________, 1996

       [LOGO] Please sign exactly as your name appears above. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

                                               Please mark, sign, date and fax
                                               this proxy promptly.


               SOUTHERN CALIFORNIA PHYSICIANS INSURANCE EXCHANGE

                  SPECIAL MEETING OF MEMBERS NOVEMBER 5, 1996

              PROXY SOLICITED ON BEHALF OF THE BOARD OF GOVERNORS

The undersigned hereby revokes all proxies heretofore given and hereby appoints Mitchell S. Karlan, M.D., Allan K. Briney, M.D., and Wendell L. Moseley, M.D., or any one or more of them in the absence of the others, with full power of substitution, as the true and lawful attorneys, proxies and agents of the undersigned, to attend, represent and vote on behalf of the undersigned at the Special Meeting of Members of the Southern California Physicians Insurance Exchange ("SCPIE") to be held at The Sheraton Grande Hotel, 333 S. Figueroa Street, Los Angeles, California 90071 on November 5, 1996, at 3:00 p.m., Pacific Time, and any postponements or adjournments thereof, with all the powers the undersigned would have if personally present at such meeting, upon the following proposal described in the Proxy Statement/Prospectus dated September 17, 1996.



                              (Front of Proxy Card)